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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-91141, 333-54118, 333-74920) and Form S-3
(File No. 333-68446) of Plains All American Pipeline, L.P. of our report dated March 6, 2002 relating to the consolidated financial statements of Plains All American Pipeline, L.P., which appears in Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2001.


PricewaterhouseCoopers LLP

Houston, Texas
August 14, 2002





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